Exhibit 99.1
December 2023 NASDAQ: NRBO 1 July 2024 NeuroBo Pharmaceuticals, Inc.

2 Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words such as “believes”, “expects”, “anticipates”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “projects”, “plans”, “estimates” or the negative of these words or other comparable terminology (as well as other words or expressions referencing future events, conditions or circumstances). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements include statements regarding the market size and potential growth opportunities of our current and future product candidates, capital requirements and use of proceeds, clinical development activities, the timeline for, and results of, clinical trials, regulatory submissions, and potential regulatory approval and commercialization of our current and future product candidates. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including, without limitation, those risks associated with our ability to execute on our commercial strategy; the timeline for regulatory submissions; ability to obtain regulatory approval through the development steps of our current and future product candidates, the ability to realize the benefits of the license agreement with Dong-A ST Co. Ltd., including the impact on future financial and operating results of NeuroBo; the cooperation of our contract manufacturers, clinical study partners and others involved in the development of our current and future product candidates; potential negative interactions between our product candidates and any other products with which they are combined for treatment; our ability to initiate and complete clinical trials on a timely basis; our ability to recruit subjects for our clinical trials; whether we receive results from our clinical trials that are consistent with the results of pre-clinical and previous clinical trials; impact of costs related to the license agreement, known and unknown, including costs of any litigation or regulatory actions relating to the license agreement; effects of changes in applicable laws or regulations; whether we are able to maintain compliance with Nasdaq listing requirements; and effects of changes to our stock price on the terms of the license agreement and any future fundraising. These forward-looking statements are based on information currently available to us and our current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2023 and our other filings with the Securities and Exchange Commission. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to this presentation. This presentation also may contain estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

3 Strong Leadership Team Executive Management Hyung Heon Kim, Chief Executive Officer Robert Homolka, SVP Clinical Operations Marshall H. Woodworth, Chief Financial Officer Mi-Kyung Kim, Ph.D., RPh, Chief Scientific Officer ▪ 20+ years of experience in M&A, financing and corporate governance ▪ 10+ years of licensing, M&A and compliance with Dong-A Group ▪ Former General Counsel/SVP at Dong-A ST and Dong-A Socio Group ▪ BA Soonghsil University, JD Washington University School of Law ▪ 25+ years in drug discovery research at Dong-A ST ▪ Specialized in diabetes, obesity, MASH, immune-mediated diseases ▪ Ph.D., RPh, College of Pharmacy, Ewha Womans University ▪ 35+ years in pharmaceutical and biotech development ▪ Sr. director of clinical operations in Adiso Therapeutics ▪ Director of clinical operations at Shire/Takeda pharmaceuticals ▪ Director of experimental trial management at AstraZeneca ▪ 35+ years of financial experience ▪ 20+ years working with life science investors and analysts ▪ CFO of Nevakar Inc., Braeburn Pharmaceuticals Inc., Aerocrine AB and Furiex Pharmaceuticals Inc. ▪ BS University of Maryland, MBA Indiana University Chris Fang, MD, Advisor/Consulting Chief Medical Officer ▪ 20+ years of experience in clinical development, R&D and medical affairs ▪ Career focused on obesity, MASH, diabetes and other indications ▪ Held key roles at Eli Lilly, IQVIA, Acer Health and Johnson & Johnson ▪ BA UCLA, Master of Health Science John Hopkins, MD Cornell, MBA Wharton Non-Executive Management

4 Compelling Investment Opportunity Targeting Obesity and MASH with a Pipeline of Next Generation Therapeutics ▪ Aiming to increase Shareholder Value through Multiple, Near-Term, Value Creating Milestones • DA-1726 ✓ Ongoing Phase 1 trial for the treatment of obesity o Part 1 (SAD) data readout expected in Q3 2024 and Part 2 (MAD) data readout in Q1 2025 • DA-1241 ✓ Ongoing Phase 2a in subjects with presumed MASH o Top-line data readout expected in Q4 2024 ▪ Backed by Strategic Partner and Major Shareholder, Dong-A ST ▪ Well capitalized with approximately $16 million in Cash at the end of Q1 2024 – not including aggregate gross proceeds received of $20 million at the closing of a June 2024 equity financing. Additional $50 million in aggregate gross proceeds may be received if all milestone-based warrants are fully exercised.

5 Pipeline Asset Preclinical Phase 1 Phase 2 DA-1241 (GPR119 Agonist) DA-1726 (GLP1R/GCGR Dual Agonist) 2a 2b OBESITY Indication MASH Obesity

6 Multiple Near-Term Milestones: Targeting to Increase Shareholder Value Investments in the current DA-1241 Phase 2a and DA-1726 Phase 1 have the potential for significant returns in the event of clinical and regulatory success Q1/Q2 2025 Meeting with FDA 2024 2025 DA-1241 Q3 2024 Phase 2a Last Patient Last Visit Q4 2024 Phase 2a Top Line Results  Q1 2024 Phase 1 IND No Objections DA-1726 Q3 2024 Phase 1 (Part 1) Last Patient Visit and Top Line Results  Q2 2024 Phase 1 (Part 1) First Patient In  Q2 2024 Phase 1 (Part 2) First Patient In Q1 2025 Phase 1 (Part 2) Top Line Results Q4 2024 Phase 1 (Part 2) Last Patient Visit * These milestones assume regulatory and clinical success, which is not guaranteed Q2 2025 Phase 1 (Part 3) IND Update Submission

7 DA-1726: Upcoming Phase 1 Part 3 Trial in Obesity Timeline Phase 1 Part 3 will assess total weight loss at 24 weeks, exploring maximum titratable dose and dietary changes 2025 2026 DA-1726 Part 3 H1 2026 Part 3 Last Patient Visit Q3 2025 Part 3 First Patient Dosed H2 2026 Part 3 Top Line Results * These milestones assume regulatory and clinical success, which is not guaranteed Q2 2025 Part 3 IND Update Submission Q2 2025 Part 3 IRB Approval Q4 2025 Part 3 Last Patient Enrolled Mid Year 2026 Part 3 Interim Analysis

8 DA-1726: Upcoming Phase 1 Part 3 to Evaluate Early Proof of Concept and Maximum Titratable Dose Study Design Study Overview ▪ A multicenter, randomized, double-blind, placebo-controlled, Phase 1 clinical trial to evaluate the efficacy and safety of DA-1726 in obese, otherwise healthy subjects Additional Endpoints ▪ Biomarker changes (PK, PD) ▪ Longer term safety (i.e., AEs, Lab, ECG) Study Design ▪ 3 Period design • Titration Period – up to 12 weeks • Treatment Period – at least 12 weeks at individualized maximum titratable dose • Follow-up Period – 4 weeks No. of Subjects and Location ▪ Approximately 80 subjects randomized in a 4:1 ratio of DA-1726 or Placebo at multiple centers in the United States Enrollment (estimated) ▪ FPFV Q3 2025 ▪ LPLV 1H 2026 Notes: FPFV (First Patient First Visit); LPLV (Last Patient Last Visit); PK (Pharmacokinetic); PD (Pharmacodynamic) Study Objectives ▪ Exploratory efficacy and early proof of concept after 24- weeks of treatment ▪ Gain an understanding of drug titration and dosing including time to maximum-tolerated dose and individualized maximum-tolerated dose ▪ Evaluate total weight loss at 24 weeks – change in baseline at maximum-tolerated individualized dose to the end of treatment period ▪ Explore type of weight loss - lean muscle mass versus fat loss ▪ Explore dietary changes including caloric intake and composition ▪ Evaluate durability of weight loss after discontinuation Efficacy Endpoints

December 2023 NASDAQ: NRBO 9 DA -1726 A Novel GLP1R/GCGR Dual Agonist for the Treatment of Obesity

10 DA-1726: Indication - Obesity - Competitive Differentiation Pemvidutide DA-1726 Mazdutide Survodutide Semaglutide Tirzepatide Developer Altimmune NeuroBo Innovent Biologics Lilly Boehringer Ingelheim Novo Nordisk Lilly Status Phase 3 ready Phase 1 Phase 3 (China, 9mg) Phase 2 (USA) NDA in China for 6mg Phase 3 Marketed (Obesity/Wegovy®) Marketed (T2D/Ozempic®) Marketed (Obesity/Zepbound®) Marketed (T2D/Mounjaro®) Action GLP-1R/GCGR (Glucagon receptor) (1:1) * dual agonist GLP-1R/GCGR (3:1) * dual agonist GLP-1R/GCGR (Undisclosed) * dual agonist GLP-1R/GCGR (8:1) * dual agonist GLP-1R agonist (NA) GLP-1R/GIPR (Unknown) dual agonist Dosage once weekly, injection Exploratory dosing in Phase 1 once weekly, injection once weekly, injection once weekly, injection once weekly, injection Efficacy in Human Body weight loss, 15.6% @ 48-week (high dose 2.4mg) Exploratory efficacy in Phase 1 Body weight loss, 18.6% @ 48-week (placebo adjusted, 9mg) Body weight loss, 18.7% @ 46-week Body weight loss, 14.8% @ 68-week Body weight loss, 20.9% @ 72-week Safety in Human Nausea, vomiting, diarrhea, etc. Discontinuations due to adverse events 19.6% (high dose 2.4mg) Exploratory safety in Phase 1 Nausea, diarrhea, vomiting, abdominal distension. No discontinued treatment due to adverse events during 9mg Phase 2 Nausea, vomiting, diarrhea, constipation. Treatment discontinuations due to AEs: 24.6% (BI: due to rapid dose escalation) Nausea, diarrhea, vomiting, constipation, abdominal pain. Treatment discontinuations due to AEs: 7% for 2.4mg Nausea, diarrhea, decreased appetite, vomiting, constipation. Treatment discontinuations due to AEs: 6.2% for 15mg Differentiation • Weight loss similar or better as compared to semaglutide • Better tolerability due to balance approach as compared to semaglutide Note : Above GLP-1R/GCGR relative ratio are based on publicly available data and internal research data. These results may vary depending on methodologies used for calculation.

11 DA-1726: Potentially Best in Class Based on Key Attributes From Non-Clinical Studies Attribute DA-1726 Survodutide Semaglutide Tirzepatide Change in Body Weight Similar or Better Than Competition DA-1726 ~7% More Body Weight Loss while Consuming More Calories 2024 84th ADA Poster 2058-LB DA-1726 ~8% More Body Weight Loss while Consuming ~8% More Calories 2023 83rd ADA Poster 1676-P DA-1726 Similar Body Weight Loss while Consuming ~20% More Calories 2023 83rd ADA Poster 1668-P Tolerability / Compliance: Drop Out Rate and AE’s Similar or Better Than Competition To be confirmed in Phase 1 Part 3 DA-1726 ~7% More Body Weight Loss 2024 84th ADA Poster 2058-LB DA-1726 ~8% More Body Weight Loss while Consuming ~8% More Calories 2023 83rd ADA Poster 1676-P DA-1726 Similar Body Weight Loss while Consuming ~20% More Calories 2023 83rd ADA Poster 1668-P Glucose Control & Insulin Sensitivity: HbA1c, Fasting Plasma Glucose, Fasting Plasma Insulin Similar or Better Than Competition DA-1726 effectively lowered T-CHO, TG and glucose levels 2024 84th ADA Poster 2058-LB DA-1726 better HbA1c and Glycemic Control 2022 82nd ADA Poster 1403-P DA-1726 Better Glucose Lowering in HF-Obese mice 2023 83rd ADA Poster 1668-P Body Composition: Fat:Lean Mass Loss Better Than Competition DA-1726 demonstrated superior body fat mass reduction and relative lean body mass preservation 2024 84th ADA Poster 2058-LB DA-1726 better expression of thermogenic genes in white adipose tissue 2022 82nd ADA Poster 1403-P 2023 83rd ADA Poster 1676-P Not Available MASH/NAFLD Better Than Competition Not Available DA-1726 better NAFLD activity score and fibrosis resolution 2022 82nd ADA Poster 1333-P Not Available Weight Loss Metrics: BMI, Waist Circumference Similar or Better Than Competition To be confirmed in Phase 1 Part 3 Not Available Not Available Not Available Cardiovascular: Systolic & Diastolic Blood Pressure, Cholesterol TBD To be confirmed in CV Outcome Trial Not Available Not Available Not Available

12 DA-1726: Mechanism of Action DA-1726 is a novel oxyntomodulin analogue functioning as a GLP1R/GCGR dual agonist for the treatment of obesity Notes: GLP1R/GCGR (Glucagon-Like Peptide 1 Receptor/Glucagon Receptor); GLP-1 (Glucagon-Like Peptide 1) 1. Pocai A. Mol Metab.2014;3:241-51 ▪ Oxyntomodulin • a gut hormone released from intestinal L-cells after meal ingestion resulting in dual agonism of the GLP-1 receptor and glucagon receptor ▪ Reduces food intake (GLP-1 R) and increases energy expenditure (GCGR) in humans, potentially resulting in superior body weight loss Physiological effects of oxyntomodulin(1)

13 DA-1726: Therapeutic Potential in Obesity(1-3) — Semaglutide Comparison DA-1726 outperformed Semaglutide (Wegovy®), a GLP-1 agonist, in mouse models of obesity* *Statistically significant compared to control Notes: GLP1R/GCGR (Glucagon-Like Peptide 1 Receptor/ Glucagon Receptor); HF-DIO (High Fat-Diet Induced Obesity); GLP-1 (Glucagon-Like Peptide 1). 1. Dong-A Study Report 104561. All treatments given as twice weekly injections. 2. Dong-A Study Report 104455. All treatments given every 3 days as injections. 3. Kim TH et al. 82nd Meeting of the American Diabetes Association. 2022; Abstract 1403-P. 100.0% 72.1% 86.7% 80.2% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Weight loss observed from DA-1726 is attributed to reduced food intake via GLP1R and increased energy expenditure via the GCGR BWL in HF-DIO Obese Mice DA-1726 vs Semaglutide (1,3) % Change in BW from Baseline (Corrected to HF Control) -30 -25 -20 -15 -10 -5 0 0 2 4 6 8 10 12 14 16 19 21 25 27 Treatment Day High Fat Control Semaglutide (250 nmol/kg)* DA-1726 (100 nmol/kg)* DA-1726 (200 nmol/kg)* (16.3%) (19.3%) (26.8%) BWL in HF-FATZO T2DM/Obese Mice DA-1726 vs Semaglutide (2,3) % Change in BW from Baseline (Corrected to HF Control) -35 -30 -25 -20 -15 -10 -5 0 0 2 4 6 8 10 12 14 16 18 20 22 25 Treatment Day High Fat Control Semaglutide (250 nmol/kg)* DA-1726 (100 nmol/kg)* DA-1726 (250 nmol/kg)* (12.5%) (14.9%) (25.4%) Cumulative Food intake in HF-DIO Obese Mice DA-1726 vs Semaglutide (1,3)

14 DA-1726: Therapeutic Potential in Obesity (1,2) — Tirzepatide Comparison DA-1726 shows similar weight loss while consuming more food compared to Tirzepatide (Mounjaro®) Notes: HF-DIO (High Fat-Diet Induced Obesity); BWL (Body Weight Loss) 1. Dong-A Study Report 105497. All treatments given as twice weekly injections. 2. Jung I-H et al. 83rd Meeting of the American Diabetes Association. 2023; Abstract 1668-P. Weight loss is attributed to reduced food intake and increased energy expenditure Cumulative Food intake in HF-DIO Obese Mice DA-1726 vs Tirzepatide (1,2) Plasma Biochemistry Analysis DA-1726 vs Tirzepatide (1,2) -40 -35 -30 -25 -20 -15 -10 -5 0 0 4 6 8 12 14 18 20 22 26 Treatment Day High Fat Control Tirzepatide (50 nmol/kg)* Tirzepatide (100 nmol/kg)* DA-1726 (100 nmol/kg)* DA-1726 (200 nmol/kg)* 100.0% 69.0% 58.0% 89.3% 78.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% High Fat Control Tirzepatide 50 nmol/kg* Tirzepatide 100 nmol/kg* DA-1726 100 nmol/kg* DA-1726 200 nmol/kg * * * * * * * * * * * * * * * 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% ALT AST T-BIL GLU T-CHO TG High Fat Control Tirzepatide 50 nmol/kg Tirzepatide 100 nmol/kg DA-1726 100 nmol/kg DA-1726 200 nmol/kg BWL in HF-DIO Obese Mice DA-1726 vs Tirzepatide (1,2)

15 DA-1726: Comparative Study with Tirzepatide on Lipid-Lowering Food Intake Lipid Profiles Liver Cholesterol DA-1726 was more effective in regulating lipid metabolism and suppressing weight gain, even though the hyperlipidemic rats had a similar food intake to those taking Tirzepatide Mean  SEM, *P<0.05 vs. Day 0 in treatment group, #P<0.05 vs. HF control at final time, Two-way RM ANOVA % Change in BW from baseline Days of injection Cumulative food intake (g/19-day) Mean  SEM, *P<0.05 vs. HF control, One-way ANOVA 0 50 100 150 200 Plasma levels (mg/dL) HF control DA-1726, 500 nmol/kg Tirzepatide, 50 nmol/kg Mean  SEM, *P<0.05 vs. HC control. One-way ANOVA Mean  SEM, *P<0.05 vs. HF control. One-way ANOVA 80 100 120 140 160 # * 0 3 6 9 12 15 18 21 HF control DA-1726, 500 nmol/kg/BIW Tirzepatide, 5 0 nmol/kg/BIW 0 100 200 300 400 500 0 5000 10000 15000 20000 Cholesterol conc. (μM) * * * * * * * Body Weight Loss Notes: hyperlipidemic rat (high-cholesterol diet induced wistar rat) 1. Tae-Hyoung Kim et al. 84th Meeting of the American Diabetes Association. 2024; Abstract 2058-LB. 2.All treatments given as twice weekly injections for three weeks.

16 DA-1726: Comparative Study with Survodutide on Weight Loss & Lipid-Lowering Food Intake Plasma Biochemistry Analysis Body Weight Loss Notes: HF-DIO (High Fat-Diet Induced Obesity), EE (energy expenditure), BAT (brown adipose tissue) 1. Tae-Hyoung Kim et al. 84th Meeting of the American Diabetes Association. 2024; Abstract 2058-LB. 2. All treatments given as twice weekly injections for three weeks. 60 70 80 90 100 110 Mean  SEM, *P<0.05 vs. Day 0 in treatment group, #P<0.05 vs. HF control at final time, Two-way RM ANOVA * % Change in BW from baseline # Days of injection 0 20 40 60 80 Cumulative food intake (g/17-day) ✱✱ Mean  SEM, *P<0.05 vs. HF control, One-way ANOVA 0 3 6 9 12 15 18 21 24 Thermogenesis-related Gene in BAT HF control DA-1726, 200 nmol/kg/BIW Survodutide, 70 nmol/kg/BIW 0 100 200 300 400 Plasma levels (mg/dL) HF control Survodutide, 70 nmol/kg Mean  SEM, *P<0.05 vs. HF control. One-way ANOVA T-CHO TG GLU DA-1726, 200 nmol/kg HF control Survodutide, 70 nmol/kg Mean  SEM, *P<0.05 vs. HF control. One-way ANOVA DA-1726, 200 nmol/kg 0 2 4 6 Plasma levels (mg/dL) • DA-1726 demonstrated superior weight loss efficacy compared to Survodutide in HF-DIO mice despite more food consumption • DA-1726 effectively lowered T-CHO, TG, and glucose levels while significantly increasing the expression of EE-related genes in brown adipose tissue

17 DA-1726: Comparative Study with Survodutide on Fat Mass Loss • DA-1726 demonstrated superior weight loss efficacy compared to Survodutide in HF-DIO mice under similar dietary intake conditions • DA-1726 demonstrated superior body fat mass reduction and lean body mass relative preservation compared to Survodutide • The increase in beige or brown adipose-like cells in white adipose tissue by DA-1726 supports the mechanism of enhanced energy expenditure Browning of White Adipose Tissue 41.3% 50.1% Survodutide [W0] 41.3% 50.0% 33.6% 58.2% Body fat mass (%) Lean body mass (%) Fluid (%) Survodutide [W2] 39.4% 51.5% Body fat mass (%) Lean body mass (%) Fluid (%) DA-1726 Survodutide HF control Blue arrows: browning-like adipocytes Magnification: x200 HF control Survodutide, 30 nmol/kg/QD DA-1726, 60 nmol/kg/QD Days of injection 0 60 70 80 90 100 110 * % 3 6 9 12 15 18 Change in BW from baseline Body Weight Loss DA-1726 [W0] DA-1726 [W2] Notes: HF-DIO (High Fat-Diet Induced Obesity), EE (energy expenditure), BAT (brown adipose tissue) 1. Tae-Hyoung Kim et al. 84th Meeting of the American Diabetes Association. 2024; Abstract 2058-LB. 2. All treatments given daily for three weeks. 3. Browning of white adipose tissue analyzed using epididymal fat. Mean  SEM, *P<0.05 vs. Day 0 in treatment group, #P<0.05 vs. HF control at final time, Two-way RM ANOVA

18 DA-1726: Phase 1 Part 1 & 2 to Evaluate Safety and Tolerability Rationale for study ▪ Gain a robust understanding of safety, tolerability of various dose levels in humans ▪ Superior weight loss compared with the pair-fed group, indicating much of the weight loss was attributed to reduced food intake via activation of GLP-1 ▪ Superior to both the pair-fed and control groups in energy expenditure (secondary to glucagon activation) ▪ Potentially superior weight loss compared to approved obesity products Notes: MAD (Multiple Ascending Dose); SAD (Single Ascending Dose); PK (Pharmacokinetic); PD (Pharmacodynamic); FPFV (First Patient First Visit); LPLV (Last Patient Last Visit). Phase I Study overview ▪ 2-part study • Part 1—Single ascending dose study • Part 2—Multiple ascending dose study Population ▪ Obese otherwise healthy No. of Subjects ▪ Approximately 100 subjects for both studies Location ▪ United States

19 DA-1726: Upcoming Phase 1 Part 3 to Evaluate Early Proof of Concept and Maximum Titratable Dose Study Design Study Overview ▪ A multicenter, randomized, double-blind, placebo-controlled, Phase 1 clinical trial to evaluate the efficacy and safety of DA-1726 in obese, otherwise healthy subjects Additional Endpoints ▪ Biomarker changes (PK, PD) ▪ Longer term safety (i.e., AEs, Lab, ECG) Study Design ▪ 3 Period design • Titration Period – up to 12 weeks • Treatment Period – at least 12 weeks at individualized maximum titratable dose • Follow-up Period – 4 weeks No. of Subjects and Location ▪ Approximately 80 subjects randomized in a 4:1 ratio of DA-1726 or Placebo at multiple centers in the United States Enrollment (estimated) ▪ FPFV Q3 2025 ▪ LPLV 1H 2026 Notes: FPFV (First Patient First Visit); LPLV (Last Patient Last Visit); PK (Pharmacokinetic); PD (Pharmacodynamic) Study Objectives ▪ Exploratory efficacy and early proof of concept after 24- weeks of treatment ▪ Gain an understanding of drug titration and dosing including time to maximum-tolerated dose and individualized maximum-tolerated dose ▪ Evaluate total weight loss at 24 weeks – change in baseline at maximum-tolerated individualized dose to the end of treatment period ▪ Explore type of weight loss - lean muscle mass versus fat loss ▪ Explore dietary changes including caloric intake and composition ▪ Evaluate durability of weight loss after discontinuation Efficacy Endpoints

December 2023 NASDAQ: NRBO 20 DA-1241 Orally Available, Potential First-in-Class GPR119 Agonist for the Treatment of MASH

21 DA-1241: Competitive Differentiation 1. https://ir.madrigalpharma.com/news-releases/news-release-details/madrigal-announces-positive-topline-results-pivotal-phase-3 Resmetirom DA-1241 Developer Madrigal NeuroBo Indication MASH MASH Status Approved Phase 2 Action THR (Thyroid hormone receptor) β agonist GPR119 agonist Dosage Once daily, oral Once daily, oral Efficacy in Human MASH resolution with more than a 2-point reduction in MASH Activity Score (100mg: 30%, 80mg: 26%, Placebo: 10%)(1) Effective in treating or modifying the progression of MASH, NAFLD Activity Score and Biomarkers Safety in Human Mild/transient diarrhea, mild nausea(1) Headache, somnolence, fatigue, hypoglycemia, and cold sweat (reported in Phase I studies) Differentiation The first FDA approved treatment for MASH 1. Unique mechanism of action. Works on inflammation associated with MASH 2. Can be used as a monotherapy or in combination with other therapies 3. Synergistic effect(s) when co-administered with a DPP4 or GLP1R agonist

22 DA-1241 Effect on Pathogenesis in MASH as a Monotherapy GPR119 activation: Monocytes and macrophages ▪ Macrophage activation ▪ Monocyte recruitment ▪ Macrophage differentiation → Reduction in hepatic and systemic inflammation Hepatic stellate cells Stellate cell activation → Reduce hepatic fibrogenesis Hepatocytes and intestinal L-cells De novo lipogenesis Dietary fat absorption → Reduce hepatic steatosis Steatosis Steatohepatitis Fibrosis DAMPs: danger-associated molecular patterns PAMPs: pathogen-associated molecular patterns ECM: extracellular matrix

23 GPR119 in MASH Pathogenesis when Co-Administered with Other Therapies ▪ Effectively decreased hepatic inflammation ▪ Reduced systemic inflammation and fibrosis biomarkers ▪ Reduced hepatic lipid and collagen deposition in the liver of MASH mice Activation of GLP1 Receptor Effects ▪ Pancreas • Increase proliferation of beta cells • Prevent the apoptosis of beta cells • Increase insulin biosynthesis • Increase insulin secretion • Increase insulin biosynthesis Liver effect Pancreas effect Intestine Active GLP1 Inactive GLP1 DPP4 Inhibitor + - GLP1R Agonists GLP1 receptor Stomach effect Brain Food ingestion Changes of 22 stellate cell activation-related genes Changes of 17 inflammation signaling-related genes ▪ Liver • Decrease glucose production ▪ Stomach • Decrease gastric emptying ▪ Brain • Decrease appetite

24 DA-1241: Ongoing Phase 2a in MASH Support use as a monotherapy Study Design Study Overview ▪ A multicenter, randomized, double-blind, placebo-controlled, parallel, Phase 2a clinical trial to evaluate the efficacy and safety of DA-1241 in subjects with presumed non-alcoholic steatohepatitis Primary Endpoint ▪ ALT change from baseline in alanine transaminase Study Design ▪ 2 Part study • Part 1: DA-1241 50mg, DA-1241 100mg, Placebo • Part 2: DA-1241 100mg + Sitagliptin 100mg, Placebo No. of Subjects ▪ Approximately 90 subjects with presumed MASH Location ▪ Approximately 25 centers in the United States Enrollment (planned) ▪ FPI September 2023 ▪ LPLV Q3 ▪ DA-1241 modified the progression of MASH in Ob-MASH mice ▪ Exploring improved biomarkers (CCL2, TNFa, and TIMP1), liver fat content, and stiffness as measured by Fibroscan and MRI Exploring Co-Administration with a DPP4 inhibitor ▪ Identify ability to effectively decreased hepatic inflammation ▪ Explore ability to reduce systemic inflammation and fibrosis biomarkers ▪ Reduced hepatic lipid and collagen deposition in Ob-MASH mice Notes: FPFV (First Patient First Visit); LPO (Last Patient Last Visit)

December 2023 NASDAQ: NRBO 25 Financials and Capitalization

26 Cash Balance and Capitalization Table Projected Cash Balance As of March 31, 2024 Cash(1) $16.0 million Debt None Projected Capitalization Table as of March 31, 2024 Common Stock Equivalents Common Stock(1) 4,906,002 Warrants (WAEP $145.54)(1)(2)(3) 203,914 Options (WAEP $398.30) 4,700 Restricted Stock Units 194,954 Common Stock Shares Available for Issuance under Equity Incentive Plans 416,227 Fully Diluted 5,725,797 1. From the completed equity financing in June 2024, (i) received aggregate gross proceeds of $20.0 million (before deducting the placement agent’s fees and other offering expenses), (ii) issued 3,307,889 shares of common stock, (iii) issued pre-funded warrants to purchase up to 1,781,171 shares of common stock at an exercise price of $0.001 per share, and (iv) issued common warrants to purchase up to 12,849,878 shares of common stock at a WAEP of $3.94 per share. These are not reflected in the Common Stock Equivalents number shown. 2. Includes Series B warrants from 2022 financing to purchase 177,938 shares of common stock with an assumed exercise price of $0.00 per share. 3. No ratchets, price resets or anti-dilution provisions.

27 Multiple Near-Term Milestones: Targeting to Increase Shareholder Value Investments in the current DA-1241 Phase 2a and DA-1726 Phase 1 have the potential for significant returns in the event of clinical and regulatory success Q1/Q2 2025 Meeting with FDA 2024 2025 DA-1241 Q3 2024 Phase 2a Last Patient Last Visit Q4 2024 Phase 2a Top Line Results  Q1 2024 Phase 1 IND No Objections DA-1726 Q3 2024 Phase 1 (Part 1) Last Patient Visit and Top Line Results  Q2 2024 Phase 1 (Part 1) First Patient In  Q2 2024 Phase 1 (Part 2) First Patient In Q1 2025 Phase 1 (Part 2) Top Line Results Q4 2024 Phase 1 (Part 2) Last Patient Visit * These milestones assume regulatory and clinical success, which is not guaranteed Q2 2025 Phase 1 (Part 3) IND Update Submission

28 DA-1726: Upcoming Phase 1 Part 3 Trial in Obesity Timeline Phase 1 Part 3 will assess total weight loss at 24 weeks, exploring maximum titratable dose and dietary changes. 2025 2026 DA-1726 Part 3 H1 2026 Part 3 Last Patient Visit Q3 2025 Part 3 First Patient Dosed H2 2026 Part 3 Top Line Results * These milestones assume regulatory and clinical success, which is not guaranteed Q2 2025 Part 3 IND Update Submission Q2 2025 Part 3 IRB Approval Q4 2025 Part 3 Last Patient Enrolled Mid Year 2026 Part 3 Interim Analysis

December 2023 NASDAQ: NRBO 29 Investment Thesis

30 Compelling Investment Opportunity Targeting Obesity and MASH with a Pipeline of Next Generation Therapeutics ▪ Aiming to increase Shareholder Value through Multiple, Near-Term, Value Creating Milestones • DA-1726 ✓ Ongoing Phase 1 trial for the treatment of obesity o Part 1 (SAD) data readout expected in Q3 2024 and Part 2 (MAD) data readout in Q1 2025 • DA-1241 ✓ Ongoing Phase 2a in subjects with presumed MASH o Top-line data readout expected in Q4 2024 ▪ Backed by Strategic Partner and Major Shareholder, Dong-A ST ▪ Well capitalized with approximately $16 million in Cash at the end of Q1 2024 – not including aggregate gross proceeds received of $20 million at the closing of a June 2024 equity financing. Additional $50 million in aggregate gross proceeds may be received if all milestone-based warrants are fully exercised.

December 2023 NASDAQ: NRBO 31 Thank You! Investor Contacts: Rx Communications Group Michael Miller +1 917.633.6086 mmiller@rxir.com NeuroBo Pharmaceuticals Marshall Woodworth +1 919.749.8748 marshall.woodworth@neurobopharma.com